CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Semiannual Report for following series of Schwab Capital Trust: Schwab Fundamental Global Real Estate Index Fund (the “Fund”) on Form N-CSRS for the period ended August 31, 2017 (“periodic report”), each of the undersigned, being the Chief Executive Officer and Chief Financial Officer, respectively, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Fund for the period presented therein.

/s/ Marie Chandoha	Date:	October 17, 2017
Marie Chandoha
President and Chief Executive Officer

/s/ Mark Fischer	Date:	October 17, 2017
Mark Fischer
Treasurer and Chief Financial Officer

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSRS with the Commission.